Dreyfus California
Tax-Exempt Money Market Fund


SEMIANNUAL REPORT
September 30, 1999


(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                   Tax-Exempt Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Tax-Exempt Money Market Fund, covering the six-month period from April 1, 1999 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with
the    fund'   s    portfolio    manager,    Jill    Shaffro.

When the reporting period began, investors had become concerned that strong economic growth in the United States might rekindle dormant inflationary pressures. As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose during the second and third quarters in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the Federal Reserve Board raised rates twice during the summer of 1999 in an attempt to forestall a potential resurgence of inflationary pressures. This increase effectively reversed most of last fall' s interest-rate cuts, and led to higher yields on most money market securities.

Tax-exempt money market yields were also influenced by supply-and-demand factors. Strong economic conditions have curtailed many municipalities' need to borrow over the short term, reducing the available supply of tax-exempt money market securities. Yet investor demand remained strong from individuals seeking to minimize their tax liabilities. This imbalance helped constrain the rise of tax-exempt money market yields relative to taxable money market yields during the first nine months of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus California Tax-Exempt Money Market Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Jill Shaffro, Portfolio Manager

How did Dreyfus California Tax-Exempt Money Market Fund perform during the period?

For the six-month period ended September 30, 1999, the fund produced a tax-exempt yield of 2.36%. Taking into account the effects of compounding, the fund provided an effective yield of 2.38%.(1) The fund produced a total return of 1.19% (2) compared to the Lipper California Tax-Exempt Money Market Funds category average return of 1.21% over the same period.(3) We attribute the fund' s performance to lower short-term interest rates, which were the result of changes in monetary policy as well as supply-and-demand factors.

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and California state tax-exempt income while maintaining a stable $1.00 share price. We are
especially    vigilant    in    our    efforts    to    preserve    capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality tax-exempt money market instruments from California issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply as California and its municipalities currently issue short-term debt, we may decrease the average maturity of the fund to enable it to purchase new securities with higher yields. That' s because yields tend to rise if many issuers are competing for investor interest. New securities are generally issued with maturities in the one-year range, which tend to lengthen the fund's average maturity. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average maturity to maintain current
                                                              The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

 What other factors influenced the fund's performance?

The fund was affected by rising interest rates over the past six months. Economies in Japan and Southeast Asia appear to have begun to recover, and the growth of the U.S. economy has been stronger than most analysts expected. This economic news raised concerns among some fixed-income investors that inflationary pressures might re-emerge. In fact, the Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall a reacceleration of inflation. Because the market anticipated these changes in monetary policy before they were announced, longer term tax-exempt yields had already risen by the time the interest-rate hikes were actually implemented.

However, tax-exempt money market yields did not rise as much as comparable taxable yields, primarily because many states and municipalities throughout the country -- including California -- have enjoyed higher tax revenues during this period of economic prosperity. As a result, many of California's government entities have had little need to borrow in order to satisfy their short-term obligations. The relative lack of supply amid steady investor demand helped constrain the rise of short-term tax-exempt yields.

What is the fund's current strategy?

We have continued to focus on very high-quality liquid money market instruments from a wide array of California issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. Because VRDNs can be redeemed at the buyer's option after either one day or seven days, they afford the fund a high degree of liquidity as well as high credit quality. Accordingly, as of September 30, much of the portfolio was composed of VRDNs. The remainder was comprised primarily of tax-exempt commercial paper and tax-exempt notes. Of course, portfolio composition will change over time.

We took advantage of new issuance of tax-exempt notes in June, which effectively extended the fund's average maturity to the long end of the neutral range. The addition of notes also enabled us to lock in prevailing yields. Since June, new purchases have been concentrated mostly in short-term commercial paper, which we have used to replace notes that matured or were redeemed by their issuers. This strategy has resulted in a gradual decrease in the fund's average maturity to 62 days as of September 30. We believe that this position will help us retain the flexibility we need to capture high current yields while remaining capable of responding quickly to changing market conditions.

October 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 1999 (Unaudited)

                                                                                             Principal

TAX EXEMPT INVESTMENTS--100.1%                                                              Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--93.9%

Anaheim Housing Authority, MFHR, Refunding, VRDN

  (Sage Park Project)

   3.40%, Series A (LOC; FNMA)                                                                2,000,000  (a)           2,000,000

State of California 3.20%, Series BJ, 6/1/2000                                                7,000,000                7,000,546

California Health Facilities Financing Authority,

  Revenue, VRDN:

    (Catholic Health Care) 3.40%, Series C (Insured;

         MBIA and Liquidity Facility; Morgan Guaranty

         Trust Co.)                                                                           5,500,000  (a)           5,500,000

      Refunding (Sutter/CHS):

         3.50%, Series B (Insured; AMBAC and

            Liquidity Facility; ABN Amro Bank)                                                1,000,000  (a)           1,000,000

         3.50%, Series C (Liquidity Facility; Rabobank)                                       3,100,000  (a)           3,100,000

California Housing Finance Agency, Home Mortgage,

   Revenue 3.20%, Series D, 4/30/2000                                                         5,000,000                5,000,000

California Pollution Control Financing Authority, PCR,

  Refunding, VRDN (Pacific Gas and Electric):

      3.70%, Series D (LOC; Union Bank of Switzerland)                                        6,000,000  (a)           6,000,000

      3.70%, Series F (LOC; Bank Nationale De Paris)                                          5,000,000  (a)           5,000,000

      3.75%, Series B (LOC; Deutsche Bank)                                                    5,000,000  (a)           5,000,000

California Public Capital Improvements Financing

  Authority, Revenue (Pooled Project)

  3.35%, Series C, 12/15/1999 (LOC; National

   Westminster Bank)                                                                          9,000,000                9,000,000

California School Cash Reserve Program Authority,

   Notes 4%, Series A, 7/3/2000 (Insured; AMBAC)                                              8,000,000                8,052,643

California Statewide Community Development

  Authority, Revenue, TRAN

   4%, Series A-1, 6/30/2000 (Insured; FSA)                                                   4,000,000                4,022,229

Garden Grove Housing Authority, MFHR, VRDN

  (Valley View-Senior Villas Project)

   3.50%, Series A (LOC; Wells Fargo Bank)                                                    3,200,000  (a)           3,200,000

Kern County, TRAN 4.25%, 10/01/1999                                                           3,000,000                3,000,000

Kings County Housing Authority, MFHR, Refunding,

  VRDN (Edgewater Isle Apartments)

   3.40%, Series A (LOC; Wells Fargo Bank)                                                    6,155,000  (a)           6,155,000

City of Los Angeles, VRDN

  Multi-Family Revenue (Loans To Lender Program)

   3.90%, Series A (LOC; Federal Home Loan Bank)                                              5,650,000  (a)           5,650,000

Los Angeles Unified School District, TRAN

   4%, Series A, 6/30/2000                                                                    4,000,000                4,026,028



                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Los Angeles County, TRAN 4%, 6/30/2000                                                        4,100,000                4,120,117

Los Angeles County Housing Authority, MFHR,

  Refunding, VRDN

   3.30%, Series B (LOC; FNMA)                                                                3,911,000  (a)           3,911,000

Los Angeles County Metropolitian Transit Authority,

  Revenue, CP

  3.05%, 11/17/1999 (LOC: Bayerische Vereinsbank,

  Canadian Imperial Bank of Commerce and National

   Westminster Bank)                                                                          5,000,000                5,000,000

Newport Beach, Revenue, VRDN (Hoag Memorial

  Presbyterian Hospital)

   3.85%, Series C                                                                           13,700,000  (a)          13,700,000

Oakland JT Powers Finance Authority, Revenue, VRDN

  3.30%, Series A-1 (Insured; FSA and Liquidity

   Facility; Commerzbank)                                                                     7,000,000  (a)           7,000,000

Orange County, Apartment Development Revenue,

  Refunding, VRDN:

    (Villas Aliento)

         3.30%, Series E (LOC; FNMA)                                                          5,000,000  (a)           5,000,000

      (Vintage Woods)

         3.30%, Series H (LOC; FNMA)                                                         10,000,000  (a)          10,000,000

Sacramento County Housing Authority, MFHR,

  Refunding, VRDN (Ashford Park Apartment)

   3.30% (LOC; FNMA)                                                                          6,800,000  (a)           6,800,000

San Bernardino County, COP, Refunding, VRDN

  (Medical Center Finance Project)

  3.10% (Insured; MBIA and Liquidity Facility;

   Landesbank-Hessen)                                                                         5,000,000  (a)           5,000,000

City of San Jose, MFHR, VRDN (Siena Renaissance

  Square Apartment)

   3.45%, Series A (LOC; Key Bank)                                                            3,500,000  (a)           3,500,000

San Leandro, Multi-Family Revenue, VRDN

  (Parkside Commons)

   3.25%, Series A (LOC; FNMA)                                                               12,425,000  (a)          12,425,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. RELATED--6.2%

Commonwealth of Puerto Rico Government Development Bank,

   CP 3.45%, 2/14/2000                                                                        4,487,000                4,487,000

   Refunding, VRDN 3.10% (Insured; MBIA and

      Liquidity Facility; Credit Suisse)                                                      6,000,000  (a)           6,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $169,649,563)                                                            100.1%              169,649,563

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (103,306)

NET ASSETS                                                                                       100.0%              169,546,257


Summary of Abbreviations

AMBAC       American Municipal Bond
              Assurance Corporation
COP         Certificate of Participation
CP          Commercial Paper
FNMA        Federal National Mortgage
              Association
FSA         Financal Security Assurance
LOC         Letter of Credit
MBIA        Municipal Bond Investors
              Assurance Insurance
              Corporation
MFHR        Multi-Family Housing Revenue
PCR         Pollution Control Revenue
TRAN        Tax and Revenue Anticipation
               Notes
VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
CHANGE.

(B)  AT SEPTEMBER 30, 1999, THE FUND HAD $63,641,000 (37.5% OF NET ASSETS)
INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND OF INTEREST IS DEPENDENT
UPON REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999 (Unaudited)

                                                             Cost      Value ($)
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           169,649,563   169,649,563

Interest receivable                                                     672,718

Prepaid expenses                                                         12,202

                                                                    170,334,483
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            62,020

Cash overdraft due to Custodian                                         681,614

Accrued expenses                                                         44,592

                                                                        788,226
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      169,546,257
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     169,646,211

Accumulated net realized gain (loss) on investments                     (99,954)

NET ASSETS ($)                                                      169,546,257
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest
   authorized)                                                      169,678,545

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,750,711

EXPENSES:

Management fee--Note 2(a)                                              451,819

Shareholder servicing costs--Note 2(b)                                  91,212

Professional fees                                                       32,390

Trustees' fees and expenses--Note 2(c)                                  11,476

Custodian fees                                                           9,465

Prospectus and shareholders' reports                                     8,221

Registration fees                                                        6,526

Miscellaneous                                                            3,753

TOTAL EXPENSES                                                         614,862

INVESTMENT INCOME--NET                                               2,135,849
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     796

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,136,645

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 1999           Year Ended
                                               (Unaudited)       March 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,135,849             4,994,835

Net realized gain (loss) from investments            796                 33,885

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,136,645              5,028,720
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,135,849)            (4,994,835)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                176,867,686            356,240,141

Dividends reinvested                           1,372,194              3,266,962

Cost of shares redeemed                     (202,913,951)          (359,534,075)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (24,674,071)               (26,972)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (24,673,275)                 6,913
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                           194,219,532           194,212,619

END OF PERIOD                                 169,546,257           194,219,532

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                        September 30, 1999                       Year Ended March 31,
                                                            -----------------------------------------------------------------
                                               (Unaudited)     1999      1998      1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning
   of period                                          1.00     1.00      1.00      1.00        1.00        1.00

Investment Operations:

Investment income--net                                .012      .026     .029       .028        .030        .026

Distributions:

Dividends from investment
   income--net                                       (.012)    (.026)   (.029)     (.028)      (.030)      (.026)

Net asset value, end of period                       1.00      1.00     1.00       1.00        1.00        1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     2.37(a)   2.59     2.91       2.80        3.07        2.60
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .68(a)     .66     .69         .66         .64         .64

Ratio of net investment income

   to average net assets                            2.36(a)    2.56    2.88        2.77        3.03        2.56
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   169,546    194,220 194,213     226,548     252,985     281,764

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $2,963 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $101,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $38,000 of the carryover expires in fiscal 2000, $21,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $10,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $57,509 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $25,691 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.





                                                           For More Information

                        Dreyfus California Tax Exempt Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be
viewed online or downloaded from:
http://www.dreyfus.com



(c) 1999 Dreyfus Service Corporation                                   357SA999